UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2026

SIGNING DAY SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41863	87-2792157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8355 East Hartford Rd., Suite 100, Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

(480) 220-6814
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SGN	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed under Item 1.01 of the Current Reports on Form 8-K filed by Signing Day Sports, Inc., a Delaware corporation (the “Company” or “Signing Day Sports”), with the U.S. Securities and Exchange Commission (the “SEC”) on May 28, 2025, November 12, 2025, and December 22, 2025, the information of which is incorporated by reference herein, the Company is party to a Business Combination Agreement, dated as of May 27, 2025, among the Company, BlockchAIn Digital Infrastructure, Inc., a Delaware corporation (“BlockchAIn”), One Blockchain LLC, a Delaware limited liability company, BCDI Merger Sub I Inc., a Delaware corporation and a wholly owned subsidiary of BlockchAIn, and BCDI Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of BlockchAIn (as amended on November 10, 2025 and December 21, 2025, and as it may be subsequently amended, the “Business Combination Agreement”).

The Business Combination Agreement provides for each stockholder of Signing Day Sports the right to receive a certain fraction, subject to adjustment (the “Exchange Ratio”), of a registered common share, $0.0001 par value per share, of BlockchAIn (“BlockchAIn common shares”), in exchange for each outstanding share of Signing Day Sports common stock at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”).

As previously disclosed in a Current Report on Form 8-K filed by Signing Day Sports with the SEC on February 20, 2026, BlockchAIn determined that the Exchange Ratio would be equal to the fraction obtained by dividing (i) the number that was equal to the last reported sale price of the Signing Day Sports common stock on the last trading day of the Signing Day Sports common stock prior to the Closing, by (ii) 7.5, except that if the Exchange Ratio would have otherwise resulted in a fractional BlockchAIn common share, the Exchange Ratio was rounded up to one (1) with respect to that BlockchAIn common share.

As previously announced in a press release issued by the Company on March 10, 2026, it is anticipated that the date of the Closing will be March 16, 2026. Based on the last reported sale price of the Signing Day Sports common stock on March 13, 2026 as reported by the NYSE American LLC (the “NYSE American”), or $0.70, the final Exchange Ratio has been determined to be 0.09334. Therefore, it is anticipated that each share of Signing Day Sports common stock will be entitled to be converted into 0.09334 of a BlockchAIn common share, except that if the Exchange Ratio would otherwise result in a fractional BlockchAIn common share, the Exchange Ratio will be rounded up to one (1) with respect to that BlockchAIn common share.

The Closing remains subject to final listing approval of the BlockchAIn common shares by the NYSE American, and satisfaction or waiver of all other closing conditions.

Forward-Looking Statements

The statements contained herein include “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify these statements because they contain words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms, or other comparable terminology that concern the Company’s expectations, strategy, plans, or intentions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of today’s date and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those projected, including, without limitation, the parties’ ability to complete the Business Combination, the parties’ ability to integrate their respective businesses into a combined publicly listed company post-merger, the ability of the parties to obtain all necessary consents and approvals in connection with the Business Combination, obtain stock exchange clearance of a listing application in connection with the Business Combination, and obtain sufficient funding to maintain operations and develop additional services and offerings, market acceptance of the parties’ current products and services and planned offerings, competition from existing or new offerings that may emerge, impacts from strategic changes to the parties’ business on net sales, revenues, income from continuing operations, or other results of operations, the parties’ ability to attract new users and customers, the parties’ ability to retain or obtain intellectual property rights, the parties’ ability to adequately support future growth, the parties’ ability to comply with user data privacy laws and other current or anticipated legal requirements, and the parties’ ability to attract and retain key personnel to manage their business effectively. These risks, uncertainties and other factors are described more fully in the section titled “Risk Factors” of the Registration Statement and are further described in the Proxy Statement/Prospectus. See also the section titled “Risk Factors” in the Company’s periodic reports which are filed with the SEC. These risks, uncertainties and other factors are, in some cases, beyond the parties’ control and could materially affect results. If one or more of these risks, uncertainties or other factors become applicable, or if these underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. All subsequent written and oral forward-looking statements concerning the Company, BlockchAIn, One Blockchain, or any of their affiliates, or other matters and attributable to the Company, BlockchAIn, One Blockchain, any of their affiliates, or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2026	SIGNING DAY SPORTS, INC.

/s/ Daniel Nelson
	Name:	Daniel Nelson
	Title:	Chief Executive Officer

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